UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of Report (Date of earliest event reported): April 5, 2005


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


        Massachusetts                000-23904              04-3061936
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers

(b) In accordance with Article VI of the Articles of Organization of Slade's Ferry Bancorp, on April 5, 2005, Charles Veloza retired from the Board of Directors, having reached the mandatory retirement age of seventy.

      In addition, Peter Paskowski has informed the Board of Directors that he intends to retire as of May 11, 2005.

      Slade's Ferry Bancorp thanks Mr. Paskowski and Mr. Veloza for their years of service.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (Registrant)


                               By:     /s/ Deborah A. McLaughlin
                               Name:   Deborah A. McLaughlin
                               Title:  Treasurer/Vice President and Chief
                                       Financial Officer

Date: April 7, 2005


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